Exhibit 10(b)(iii)


                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of September 12, 1995 (this "Agreement"), between Walter Industries, Inc., a Delaware corporation (the "Company"), and Channel One Associates, L.P., a Delaware limited partnership ("Channel"). Defined terms used and not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement, dated as of March 17, 1995 (the "Existing Common Stock Registration Rights Agreement"), by and among the Company and the Holders named therein.

          For good and valuable consideration, the receipt of which is acknowledged by the parties hereto, the parties hereto agree as follows:

          1. The Company will include all shares of Common Stock owned by Channel in the Initial Shelf on the terms and subject to the conditions of the Existing Common Stock Registration Rights Agreement that are applicable to the Holders of the shares of Registrable Common Stock included in the Initial Shelf. Schedule A hereto sets forth the number of shares of Common Stock beneficially owned by Channel as of the date hereof.

          2. The Company will include all shares of Common Stock owned by Channel in each registration statement filed by the Company subsequent to the filing of the Initial Shelf which includes shares of Registrable Common Stock to the extent that the Company may do so without breaching any of its obligations under the Existing Common Stock Registration Rights Agreement (including, in particular, Section 3(b) thereof) and otherwise on the terms and subject to the conditions of the Existing Common Stock Registration Rights Agreement that are applicable to the Holders of the shares of Registrable Common Stock included in such registration statement.

          3. To the extent that the Company may do so without breaching any of its obligations under the Existing Common Stock Registration Rights Agreement, the following provisions of the Existing Common Stock Registration Rights Agreement are incorporated by reference herein and shall be binding upon and applicable to the parties hereto (including as if Channel were a "Holder" and this Agreement were the "Agreement" referred to therein): Sections 12, 13, 15, 16 and 18.

          4. If the Company shall at any time hereafter, other than pursuant to the Note Registration Rights Agreement or the Existing Common Stock Registration Rights Agreement, provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act or the Exchange Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to Channel.

          5. This Agreement may be amended by a writing signed by the parties hereto. Any provision of this Agreement may be waived with the written consent of the party adversely affected thereby. Schedule B hereto sets forth the address and telephone and telecopy numbers of the Company and Channel that should be used to give notices or other communications to such parties.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              WALTER INDUSTRIES, INC.



                              By:  /s/ Kenneth J. Matlock
                                   ----------------------------
                                   Name:  Kenneth J. Matlock
                                   Title: Executive Vice
                                           President

                              CHANNEL ONE ASSOCIATES, L.P.

                              By:  KKR Associates,
                                    its General Partner



                              By:  /s/ Michael Tokarz
                                   ----------------------------
                                   Name:  Michael Tokarz
                                   Title:  A General Partner

                                                       Schedule A
                                                       ----------


                                        Number of
               Holder                   Shares Owned
               ------                   ------------

     Channel One Associates, L.P.   . . . . . . . . .    4,361,800

                                                       Schedule B
                                                       ----------


                                    NOTICES
                                    -------

If to the Company, to:

Walter Industries, Inc.
1500 North Dale Mabry Highway
P.O. Box 31601
Tampa, Florida  33607

Attention:  Secretary
Tel.: (813) 871-4451
Fax:  (813) 871-4430

with a copy to:

Shackleford, Farrior, Stallings & Evan, P.A.
One Mack Center
501 East Kennedy Boulevard
Suite 1400
Tampa, Florida  33602

Attention:  Warren Frazier, Esq.
Tel.: (813) 273-5051
Fax:  (813) 273-5145


If to Channel, to:

Channel One Associates, L.P.
c/o Kohlberg Kravis Roberts & Co., L.P.
9 West 57th Street
New York, New York  10019

Attention:  John Gerson
Tel.: (212) 750-8300
Fax:  (212) 750-0003

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York  10017

Attention:  Peter J. Gordon, Esq.
Tel.: (212) 455-2605
Fax:  (212) 455-2502